UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2016 (February 17, 2016)

ATWOOD OCEANICS, INC.

(Exact Name of Registrant as Specified in Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-13167	74-1611874
(Commission file number)	(IRS Employer Identification No.)

15011 Katy Freeway, Suite 800

Houston, Texas, 77094

(Address of Principal Executive Offices)

(281) 749-7800

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2016 Annual Meeting of Shareholders of Atwood Oceanics, Inc. (the “Company”) held on February 17, 2016 (the “Annual Meeting”), the shareholders voted on the following matters:

•	Election of eight director nominees;

•	Approval, by shareholder non-binding advisory vote, of the compensation of the Company’s named executive officers;

•	Approval of Amendment No. 1 to the Atwood Oceanics, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of our common stock that may be issued thereunder by 2,300,000 shares; and

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2016.

No other matters were presented for a vote at the Annual Meeting. As of the record date, December 18, 2015, there were 64,767,393 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of a total of 56,462,955 shares of common stock were present in person or by proxy at the Annual Meeting. A quorum being present, the voting results for the matters above are as follows:

1.	Election of Directors.

Name	For	Withheld	Broker Non-Votes
Deborah A. Beck	48,371,980	776,078	7,314,897
George S. Dotson	48,383,778	764,280	7,314,897
Jack E. Golden	48,408,811	739,247	7,314,897
Hans Helmerich	48,425,901	722,157	7,314,897
Jeffrey A. Miller	48,424,353	723,705	7,314,897
James R. Montague	48,309,811	838,247	7,314,897
Robert J. Saltiel	48,440,039	708,019	7,314,897
Phil D. Wedemeyer	48,424,488	723,570	7,314,897

Each of the nominees was elected for a one year term.

2.	Approval of the Compensation of the Company’s Named Executive Officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,827,318	960,963	359,777	7,314,897

On an advisory basis, the Company’s executive compensation as set forth in the proxy statement was approved.

3.	Approval of Amendment No. 1 to the Atwood Oceanics, Inc. Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,018,568	2,781,981	347,509	7,314,897

Amendment No. 1 to the Atwood Oceanics, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of our common stock that may be issued thereunder by 2,300,000 shares was approved.

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2016.

FOR	AGAINST	ABSTAIN
55,193,558	667,539	601,858

The appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2016 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC. (Registrant)

/s/ Walter A. Baker
Walter A. Baker
Senior Vice President, General Counsel and Corporate Secretary

Date: February 18, 2016